UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2013

SPECTRASCIENCE, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State of other jurisdiction of incorporation)	000-13092 (Commission File Number)	41-1448837 (I.R.S. Employer Identification No.)

11568-11 Sorrento Valley Road, San Diego, CA 92121

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 847-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 3, 2013, Jim Dorst gave notice of resignation from his positions as Chief Financial Officer and Chief Operating Officer of SpectraScience, Inc. (the “Company”). Mr. Dorst will continue in his positions for a transition period ending July 15, 2013, and the Company will pay Mr. Dorst in accordance with the Company’s normal payroll procedures through such date. The Company expects that Michael P. Oliver, the Company’s President and Chief Executive Officer, will assume the duties of Chief Financial Officer and Chief Operating Officer on July 16, 2013 until a new Chief Financial Officer is hired, and Mr. Oliver will continue under his prior compensation arrangement without change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRASCIENCE, INC.

Dated: July 5, 2013	By:	/s/ Michael P. Oliver
Michael P. Oliver
	Its:	Chief Executive Officer